UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

SideChannel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28745	86-0837077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

146 Main Street, Suite 405, Worcester, MA 01608

(Address of principal executive offices) (Zip Code)

(508) 925-0114

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2026, SideChannel, Inc. (the “Company”) issued a press release providing information about its operating and financial results for the quarter ended December 31, 2025. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information included in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 12, 2026, the Company held an annual meeting of stockholders (the “2026 Annual Meeting”) to vote on the following matters:

●	Proposal No. 1. – Election of five members to the Company’s Board of Directors (“Board”); and
●	Proposal No. 3. – Ratification of the appointment of RBSM, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2026.

As previously disclosed:

(i)	Proposal No. 2 (relating to the amendment of the Company’s certificate of incorporation, as amended, to effectuate a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-2 and no more than 1-for-200, with such ratio to be determined by the Board in its sole discretion), was withdrawn prior to the 2026 Annual Meeting; and
(ii)	After the close of trading on January 22, 2026, the Company effectuated a 1-for-52 reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”).

The Reverse Split was previously approved by stockholders at the Company’s annual meeting of stockholders held on February 12, 2025. The Reverse Split did not affect the voting rights of stockholders, the number of votes entitled to be cast by any stockholder at the 2026 Annual Meeting, or the manner in which votes were tabulated by the Company’s transfer agent. For clarity and consistency with the Company’s current capital structure, the Company has disclosed share information in this Current Report on Form 8-K as adjusted to reflect the Reverse Split.

There were 231,229,054 (4,446,713 on a post-Reverse Split basis) shares of common stock outstanding as of December 10, 2025, the record date for determination of stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting. At the 2026 Annual Meeting, 180,536,044 (3,471,847  on a post-Reverse Split basis) shares of common stock, representing 78.08% of the eligible voting shares, were present in person or by proxy. Accordingly, a quorum was present at the 2026 Annual Meeting.

Proposal No. 1 – Election of Directors

Stockholders voted to elect the five nominees for director named below to the Board, in accordance with the voting results below:

	For		Withhold		Broker Non-Votes
Nominee	Pre- Reverse Split	Post- Reverse Split	Pre- Reverse Split	Post- Reverse Split	Pre- Reverse Split	Post- Reverse Split
Robert Brown	146,465,713	2,816,649	543,212	10,447	33,527,119	644,753
Brian Haugli	146,395,713	2,815,303	613,212	11,793	33,527,119	644,753
Nick Hnatiw	146,469,546	2,816,723	539,379	10,373	33,527,119	644,753
Hugh Regan, Jr.	146,449,349	2,816,334	559,576	10,762	33,527,119	644,753
Anna Seacat	146,445,071	2,816,252	563,854	10,844	33,527,119	644,753

Proposal No. 3 – Ratification of Independent Registered Public Accounting Firm

Stockholders voted to approve ratification of the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2026, in accordance with the voting results below:

For		Against		Abstain		Broker Non-Votes
Pre- Reverse Split	Post- Reverse Split	Pre- Reverse Split	Post- Reverse Split	Pre- Reverse Split	Post- Reverse Split	Pre- Reverse Split	Post- Reverse Split
179,892,548	3,459,473	462,674	8,898	180,822	3,478	-	-

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant issued on February 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SideChannel, Inc.

Date: February 17, 2026	By:	/s/ Brian Haugli
	Name:	Brian Haugli
	Title:	Chief Executive Officer